Exhibit 32.1

Certification Pursuant to 18 U.S.C. 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Transit Pro Tech Inc. (the “Company”) on Form 10-K for the period ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Weihong Du, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 31, 2025

By:	/s/ Weihong Du
Weihong Du
Chief Executive Officer